                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 of Dell Computer Corporation of our report dated February 21, 1995 appearing on page 24 of this Form 10-K.

PRICE WATERHOUSE LLP

Austin, Texas

April 19, 1995